LEGAL PROCEEDINGS	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
LEGAL PROCEEDINGS

NOTE 11 – LEGAL PROCEEDINGS

Carson Suit

The Company was a co-defendant in a lawsuit filed on April 2, 2008 in Jackson County Circuit Court in Missouri. The Company loaned money to Lydia Carson (borrower) to purchase a home in Kansas City Missouri. The plaintiffs claimed they had a superior lien on the property that was in place before the borrower borrowed money from the Company for the purchase. On June 30, 2010, the amount owed by Lydia Carson to the Company was $253,000 (note balance of $315,000 less escrow held of $62,000). On April 27, 2010 the Company received a judgment granting the Company a first lien position. The Company is in the process of attempting to collect the judgment; however, due to the uncertainty of collection, this judgment was removed from the Company’s financial records.

Morrow Suit

The Company was notified in September 2009 that it was named as a defendant in a lawsuit that alleges either the Company or another third party bank did not have a proper promissory note and deed of trust against a short-term mortgage loan made to a borrower in April 2008 (“Morrow” loan and suit). After the Company made the Morrow loan, the note was improperly transferred to Jaguar. When the Company discovered the improper transfer, the Company requested Jaguar to return all documents to the Company or fund the loan. On August 4, 2008, Jaguar re-assigned the note and deed of trust back to the Company. However, Jaguar never returned to the Company the original lending file and documentation. During the period of time that Jaguar was in possession of the Morrow file, the lawsuit alleges that Jaguar used the Morrow note and deed of trust to obtain money from another third-party bank.

Morrow sold the property representing the security interest via the deed of trust in the note in February 2009. Closing occurred through a title company with title insurance issued. At the closing, the Company received $77,000 as payoff on the Morrow note. Therefore, the other third party bank did not receive any proceeds. Presently the third party bank is suing the current owner of the property that Morrow sold for payment on the note. The property owner has filed a complaint in State of Colorado, Adam County District Court naming Northsight and the third party bank as defendants. The plaintiff seeks either Northsight to pay the third party bank or for the third party bank to release its claim to the property. If Northsight is not successful in its defense, then its exposure is $77,000 plus potential fees and interest.

The Company believes it properly received the proceeds and is being represented by legal counsel to defend its position. However, to avoid additional legal fees and potential exposure, the Company is in the process of offering a settlement to the plaintiff. The Company has posted $100,000 with the court in respect to this matter.

There are no other legal actions that name the Company and/or its officers and directors as defendants.